Income Taxes	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
Income Taxes
Note 10. Income Taxes
For the year ended December 31, 2021, and for the period
from

February 27, 2020 (inception) to December 31, 2020, due to the operating losses reported and the full valuation allowance recorded on our net deferred income tax assets, we recorded no provision for income taxes.
A reconciliation of our income taxes to the amount computed by applying the statutory federal income tax rate to the pretax loss for the year ended December 31, 2021 is summarized as follows (in thousands):

	December 31, 2021	December 31, 2020
Expected income tax benefit at statutory rates	$(8,089)	$(2,731)
State income tax, net of federal benefit	(23)	—
Permanent items and other	101	34
SAFE accounting fair value adjustment	—	1,616
Research and development credits	(15)	(31)
Change in valuation allowance	8,026	1,112

	$—	$—

As of December 31, 2021, significant components of our deferred income taxes are as follows (in thousands):

	December 31, 2021	December 31, 2020
Deferred income tax assets:
Net operating loss carryforward	$8,647	$1,078
Research credit carryforwards	41	31
Other, net	704	3

Total deferred tax assets	9,392	1,112
Less valuation allowance	(9,392)	(1,112)

Deferred tax assets, net of valuation allowance	$—	$—

We have established a full valuation allowance of $9.4 million against its net deferred tax assets due to the uncertainty surrounding the realization of such assets that preclude it from determining that it is more likely than not that such assets will be realized. The change in the valuation allowance was an increase of $8.3 million. At such time as it is determined that it is more likely than not that deferred assets are realizable, the valuation allowance will be reduced. Management’s assessment as of December 31, 2021 considered the generation of pre-tax
book losses in the year, no ability to carryback our operating losses, the lack of feasible tax-planning
strategies, the limited existing taxable temporary differences, and the subjective nature of forecasting future taxable income into the future.

At December 31, 2021, we had federal and state net operating loss (NOL) carryforwards of approximately $41.0 million and $0.6 million, respectively. The state net operating loss carryforwards of $0.6 million begin to expire in 2041 unless previously utilized. Our federal net operating loss carryforwards of approximately $41.0 million do not expire.
At December 31, 2021, we have federal and state research and development tax credits of zero and $52,000, respectively.
In 2036,
$13,000 of the state credits begin expiring with the remaining $39,000 of state credits being carried forward
indefinitely.
We have not yet conducted a study to document and quantify our current year activities that qualify for the research and development tax credit. Such a study may result in the creation of a research and development credit carryforward; however, until a study is completed, no amount is being presented as a deferred tax asset or as an uncertain tax position for 2021 related to federal and certain state credits. Any research and development credit carryforward identified and claimed if and when such study is complete would be offset by an adjustment to the valuation allowance.
Pursuant to IRC Section 382 and IRC Section 383, our ability to use NOL and R&D tax credit carry forwards (tax attribute carry forwards) to offset future taxable income is limited if we experience a cumulative change in ownership of more than 50% within a three
-year testing period. We have not completed an ownership change analysis pursuant to IRC Section 382. If ownership changes within the meaning of IRC Section 382 are identified as having occurred, the amount of remaining tax attribute carry-forwards available to offset future taxable income and income tax expense in future years may be significantly restricted or eliminated. Further, deferred tax assets associated with such tax attributes could be significantly reduced upon realization of an ownership change within the meaning of IRC Section 382.
We recognize a tax benefit from an uncertain tax position when it is more likely than not that the position will be sustained upon examination by the taxing authorities. Uncertain tax positions are evaluated based upon the facts and circumstances that exist at each reporting period. Subsequent changes in judgement based upon new information may lead to changes in recognition, derecognition and measurement. Adjustment may result, for example, upon resolution of an issue with the taxing authorities or expiration of a statute of limitation barring an assessment for an issue.
The following table summarizes the changes to our gross unrecognized tax benefits for the year ended December 31, 2021 and the period from February 27, 2020 (inception) through December 31, 2020 (in thousands):

	Year Ended December 31, 2021	Period From February 27, 2020 (inception) through December 31, 2020
Beginning balance	$468	$—
Additions related to current year positions	7	468

Ending balance	$475	$468

As of
December 31, 2021, we have an unrecognized tax benefit balance of $0.5 million. Due to the existence of the full valuation allowance, future changes in unrecognized tax benefits will not impact our effective tax rate. We do not foresee material changes to our
liability for uncertain tax benefits within the next 12 months.
We were subject to taxation in the United States and various state jurisdictions. All of our tax years are subject to examination by federal and state taxing authorities due to the carryforwards of unutilized net operating losses and research and development credits. Our practice is to recognize interest and penalties related to income tax matters in income tax expense. We have no accrued interest or penalties related to income tax matters in our consolidated balance sheet as of December 31, 2021 and 2020 and have not recognized interest or penalties in our consolidated statement of operations and comprehensive loss
for the year ended December 31, 2021 and period from February 27, 2020 (inception) through December 31, 2020. Further, we are not currently under examination by any federal, state or local tax authority.